SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 13, 2007
Date of Report (Date of earliest event reported)
Energy Transfer Partners, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification Number)
3738 Oak Lawn Avenue
Dallas, TX 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
     The discussion in Item 5.03 is incorporated into this item.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On November 7, 2007, the Board of Directors of Energy Transfer Partners, L.L.C., the general partner of Energy Transfer Partners GP, L.P., the general partner of Energy Transfer Partners, L.P. (“ETP”), approved an amendment to the Amended and Restated Agreement of Limited Partnership of ETP, and this amendment became effective on November 9, 2007. This amendment changes the fiscal year of ETP from a year ending on August 31 to a year ending on December 31. In order to transition to the new fiscal year, the amendment also provides that, in lieu of making a cash distribution to ETP’s unitholders, general partner and holder of the incentive distribution rights with respect to the three-month period ending November 30, 2007, ETP will make a cash distribution for the four-month period ending December 31, 2007, which distribution will be made within 45 days following the end of such four-month period. The amendment also specifies proportional adjustments to the cash distribution target levels relating to the incentive distribution rights for this four-month period in order to reflect the longer period upon which the distribution will be made (essentially multiplying each cash distribution target level by 4/3). Finally, the amendment provides that, following this one-time four-month distribution period, ETP will make cash distributions with respect to each calendar quarter within 45 days following the end of each calendar quarter. A copy of this amendment is filed as an exhibit to this report.
     In connection with the change in ETP’s fiscal year, ETP will file (i) a Quarterly Report on Form 10-Q for the three-month period ending November 30, 2007 and (ii) a Transition Report on Form 10-Q for the four-month period ending December 31, 2007. Thereafter, ETP will file Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K based on calendar quarters and calendar years, respectively.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements
          None
(b) Exhibits

Exhibit	Description of Exhibit

3.1.11	Amendment No. 11 to Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. dated as of November 9, 2007

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By:	Energy Transfer Partners GP, L.P., General Partner

By:	Energy Transfer Partners, L.L.C., General Partner

Date: November 13, 2007	/s/ Brian J. Jennings
Brian J. Jennings
Chief Financial Officer and officer duly authorized to sign on behalf of the registrant

Exhibit Index

Exhibit	Description of Exhibit

3.1.11	Amendment No. 11 to Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. dated as of November 9, 2007